EXHIBIT 23.1

INDEPENDENT AUDITORS’ CONSENT

The Board of Directors

CardioDynamics International Corporation:

We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading “Experts” in the prospectus.

/s/    KPMG LLP

San Diego, California

April 1, 2003